Inventories	12 Months Ended
Dec. 31, 2023
Disclosure Inventories Abstract
Inventories

8 Inventories

	2023	2022

Finished goods	7,164	8,558
Semi-finished goods	505	663
Raw materials, production inputs and packaging	2,480	2,748
Maintenance materials	934	870
Advances to suppliers	157	124
Imports in transit	1,292	1,067
Total	12,532	14,030

Inventories are measured at the lower of cost and net realizable value. The cost of inventories is recorded at the weighted average cost. In the case of manufactured inventories, besides raw materials and other consumables, cost includes an appropriate share of production overheads based on normal operating capacity.

In addition, net realizable value was reduced by R$ 192 (2022 : increased by R$ 430). This impact was recognized as an income during 2023.